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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): October 25, 2002
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                                   KEANE, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)


            001-7516                                       04-2437166
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    (Commission File Number)                  (IRS Employer Identification No.)


Ten City Square, Boston, Massachusetts                 02129
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(Address of Principal Executive Offices)            (Zip Code)


                                 (617) 241-9200
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     On October 25, 2002, Keane, Inc., a Massachusetts corporation (the "Company"), announced that its Board of Directors has authorized the Company to repurchase an additional 5 million shares of its common stock over the next 12 months. The authorization is in addition to the 5 million share repurchase authorization announced by Keane on July 26, 2002, which program expires in July 2003. Keane has repurchased approximately 4.7 million shares to date under the July repurchase program and anticipates repurchasing the remaining 300,000 shares before the July repurchase program expires. Since May 1999, the Company has invested $147.2 million to repurchase an aggregate of 10,269,700 shares of its common stock under six separate authorizations.

     The repurchases may be made on the open market or in negotiated transactions, and the timing and amount of shares repurchased will be determined by the Company's management based on its evaluation of market and economic conditions and other factors. The Company reported that the repurchased shares will be available for use in connection with the Company's stock option plans, employee stock purchase and other stock benefit plans, and for general corporate purposes, including acquisitions.

     A copy of the press release announcing the Company's share repurchase program is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not  applicable.

     (b)  Pro Forma Financial Information.

          Not  applicable.

     (c)  Exhibits.

          99.1 Press Release of Keane, Inc., dated October 25, 2002.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2002                      REGISTRANT

                                            KEANE, INC.

                                            By: /s/John  J. Leahy
                                               --------------------------------
                                                John J. Leahy
                                                Senior Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number    Description
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99.1              Press Release of Keane, Inc., dated October 25, 2002.



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